                                                                    Exhibit 99.1

                                 Attachment to Form 4

                                JOINT FILER INFORMATION

Name and Address:                          Third Point LLC
                                           390 Park Avenue
                                           New York, NY  10022

Date of Earliest Reported Transaction:     4/4/2012
Issuer and Ticker Symbol:                  Enphase Energy, Inc. [ENPH]
Relationship of the Issuer:                10% Owner; Director;
                                           Other(See Remarks)
Designated Filer:                          Daniel S. Loeb
Date Original Filed:                       4/5/2012

TABLE I INFORMATION

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      1,356,727
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (1) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:                              2,276,627
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership:   See Footnote (5) on Form 4

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      1,065,071
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (2) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       3,341,698
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership:   See Footnote (5) on Form 4

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      1,818,659
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (3) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       5,160,357
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership:   See Footnote (5) on Form 4

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      757,357
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (3) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       5,917,714
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership:   See Footnote (5) on Form 4

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      577,227
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (4) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:                              6,494,941
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership:   See Footnote (5) on Form 4

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          P
Amount of Securities:                      432,473
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         $6.00
Amount of Securities Beneficially
Owned Following Reported
Transactions:                              6,927,414
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership:   See Footnote (5) on Form 4

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          P
Amount of Securities:                      27,371
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         $6.00
Amount of Securities Beneficially
Owned Following Reported
Transactions:       6,954,785
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership:   See Footnote (5) on Form 4

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          P
Amount of Securities:                      140,953
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         $6.00
Amount of Securities Beneficially
Owned Following Reported
Transactions:       7,095,738
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership:   See Footnote (5) on Form 4

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          P
Amount of Securities:                      163,091
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         $6.00
Amount of Securities Beneficially
Owned Following Reported
Transactions:                              7,258,829
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership:   See Footnote (5) on Form 4

TABLE II INFORMATION

Title of Derivative Security:              Series B
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (1) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           714,819
Date Exercisable:                          See Footnote (1) to the Form 4
Expiration Date:                           See Footnote (1) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           1,356,727
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership    See Footnote (5) on Form 4

Title of Derivative Security:              Series C
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (2) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           423,656
Date Exercisable:                          See Footnote (2) to the Form 4
Expiration Date:                           See Footnote (2) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           1,065,071
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership    See Footnote (5) on Form 4

Title of Derivative Security:              Series D
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (3) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           1,818,659
Date Exercisable:                          See Footnote (3) to the Form 4
Expiration Date:                           See Footnote (3) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           1,818,659
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership    See Footnote (5) on Form 4

Title of Derivative Security:              Series E
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (3) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           757,357
Date Exercisable:                          See Footnote (3) to the Form 4
Expiration Date:                           See Footnote (3) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           757,357
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership    See Footnote (5) on Form 4

Title of Derivative Security:              9% Junior Convertible Secured Notes
                                           due 2014
Conversion or Exercise Price:              See Footnote (4) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           $3,463,384.66
Date Exercisable:                          See Footnote (4) to the Form 4
Expiration Date:                           6/14/2014
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           577,227
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            (I)(5)
Nature of Indirect Beneficial Ownership    See Footnote (5) on Form 4